                                                                       EXHIBIT 5

                              Amendment No. 1 to
                      Schedule 13D Joint Filing Agreement

     Merida L. Sherman, individually and as co-Trustee of the Merida L. Sherman Trust u/a dated 9/1/96 and as co-Trustee of the Nicholas H. Sherman Trust u/a dated 9/1/96 ("Merida") and Nicholas H. Sherman, individually and as co-Trustee of the Merida L. Sherman Trust u/a dated 9/1/96 and as co-Trustee of the Nicholas H. Sherman Trust u/a dated 9/1/96 ("Nicholas") hereby agree, and each of the other undersigned parties acknowledge, that Merida and Nicholas hereby agree to join and be bound by that certain Joint Filing Agreement dated March 30, 2001, filed as Exhibit I to the Schedule 13D.

     In Witness Whereof, the undersigned have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date set forth below.

Date:     July 3, 2001


/s/ Richard F. Sherman                              /s/ Douglas S. Stephens
--------------------------------------------        --------------------------------------------
Richard F. Sherman                                  Douglas S. Stephens

/s/ Stephen P. Langford                             /s/ Martin T. Hart
--------------------------------------------        --------------------------------------------
Stephen P. Langford                                 Martin T. Hart

/s/ Michael J. Grisanti                             /s/ Jack A. Laughery
--------------------------------------------        --------------------------------------------
Michael J. Grisanti                                 Jack A. Laughery

/s/ Frank O. Keener                                 /s/ Michael M. Fleishman
--------------------------------------------        --------------------------------------------
Frank O. Keener                                     Michael M. Fleishman

/s/ Merida L. Sherman                               /s/ Nicholas H. Sherman
--------------------------------------------        --------------------------------------------
Merida L. Sherman, individually and as              Nicholas H. Sherman, individually and
co-Trustee of the  Merida L. Sherman Trust          as co-Trustee of the  Merida L. Sherman
u/a dated 9/1/96 and as co-Trustee of the           Trust u/a dated 9/1/96 and as co-Trustee of
Nicholas H. Sherman Trust u/a dated 9/1/96          the Nicholas H. Sherman Trust u/a dated 9/1/96

PJ Acquisition Corp.

By: /s/ Douglas S. Stephens
   -------------------------
Name: Douglas S. Stephens
Title: President and CEO